UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2018

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ		07078
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

Page
Item 2.02 Results of Operations and Financial Condition	1
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
Item 7.01 Regulation FD Disclosure	2
Item 9.01 Financial Statements and Exhibits	2
SIGNATURES EX-99.1: PRESS RELEASE EX-99.2: PRESS RELEASE	3

Item 2.02.	Results of Operations and Financial Condition.

On February 12, 2018, we issued a press release announcing our financial results for the fourth quarter and year end periods ending December 31, 2017. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 12, 2018, Robert P. Carrigan, the principal executive officer of the Company, stepped down by mutual agreement with the Board from his positions as Chief Executive Officer of the Company, director and Chairman of the Board of Directors of the Company (the “Board”), effective immediately.

Effective immediately, the Board has appointed Thomas J. Manning, 62, our Lead Director, as the Company’s interim Chief Executive Officer and Chairman of the Board. Biographical and other information regarding Mr. Manning is set forth in the Company’s Proxy Statement in respect of its 2017 Annual Meeting, filed with the SEC on March 28, 2017. Effective immediately, Mr. Manning will cease to be Lead Director, and the Board has appointed James N. Fernandez as the Company’s Lead Director.

The Company will file an amendment to this Form 8-K to report any material plan, contract or amendment to which Mr. Manning is a party that is entered into in connection with his appointment as interim Chief Executive Officer and Chairman of the Board.

Item 7.01.	Regulation FD Disclosure.

On February 12, 2018, we issued a press release announcing the above changes to our Board and management team. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit	Description
99.1	Press Release of The Dun & Bradstreet Corporation, dated February 12, 2018 (furnished pursuant to Item 2.02).
99.2	Press Release of The Dun & Bradstreet Corporation, dated February 12, 2018 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:     /s/ Richard S. Mattessich__________

Vice President, Associate General

Counsel and Assistant Corporate Secretary

DATE: February 12, 2018